Exhibit (a)(1)(iii)

Форма  оговора купли-про ажи акций  ля использования акционeрами – физич eс кими лицами или юр и ич eс кими лица ми , Proforma share purchase agreement for individuals or legal entities, whose Common Shares are registered with a personal account in the Обыкновeнныe акции которых учитываются на лиц eвых с ч eта х в register. The execution procedure is described in the Instructions to the Common Shares Letter of Transmittal and the Tender Offer Memorandum. In case any amendments are introduced to this Proforma, an amended version will be promptly placed on this web-site (http://www.mtsgsm.com/information/program/). р eeс тр e. Поря ок по писания  оговора установлeн в инструкции к Заявкe случаe вeрсия на про ажу Обыкновeнных акций и Мeморан умe. В внeсeния в настоящую форму измeнeний измeнeнная бу eт нeмe лeнно размeщeна на настоящeм сайтe (http://www.company.mts.ru/comp/ir/programma/).  ОГОВОР КУПЛИ-ПРО АЖИ АКЦИЙ № / SHARE PURCHASE AGREEMENT No. Настоящий  оговор купли-про ажи акций заключeн « » 2016 г. мeж у: This share purchase agreement is made and entered into on , 2016, by and between: Граж анином/граж анкой , a citizen of (Ф.И.О. полностью): , passport series registered , No. , at паспорт сeрии № Bы ан , date and place of birth , , зарeгистрироBанным(-ой) по hereinafter referred to as the “Seller” on the one hand, а рeсу: , ,  ата и мeсто рож eния имeнуeмым B стороны,  альнeйшeм «Про аBeц», с о ной ИЛИ1 OR2 , a legal entity incorporated and , юри ичeским лицом, учрeж eнным и  eйстBующим B соотBeтствии с acting under the laws of , , законо ательством местом , с по having its registered office at: нахож ения represented by , acting on the basis of а ресу:_ , в лице , hereinafter referred to as the ,  твующего на основании “Seller” on the one hand, ,именуемымв альнейшем «Про авец», с о ной стороны, и and Обществом с ограниченной ответственностью Stream Digital, LLC, a legal entity incorporated and acting under the laws of the Russian Federation, registered under registration number 5157746197791, having its registered office at: 51/4, building 2, Shchepkina street, Moscow, Russian Federation, 129110, represented by Limited Liability Company “NRC Stock Market” (professional securities market participant license number №045-13679-100000 of June 21, 2012, authorising brokerage activities), acting «Стрим  и житал», юри ическим лицом, учреж енным и  ействующим в соответствии с законо ательством регистрационным Российской номером Фе ерации, с 5157746197791, имеющим зарегистрированный офис по а ресу: Российская Фе ерация, г. Москва, ул. Щепкина,  ом 51/4, стр. 2 (129110), в лице Общества с ограниченной ответственностью «НРК Фон овый Рынок» (лицензия профессионального участника рынка ценных бумаг на осуществление брокерской  еятельности №045-13679-100000 от 21 июня 2012 го а),  ействующего на основании  оверенности от on the basis of the power of attorney dated 2016, in turn represented by , , acting on the basis of , hereinafter referred to as the « » 2016 г., в лице “Purchaser” on the other hand, ,  ействующего на основании , именуемой в  альнейшем «Покупатель», с  ругой стороны, (Про авец и Покупатель в  альнейшем совместно именуются «Стороны» и каж ый по от ельности «Сторона»). ПОСКОЛЬКУ в результате принятия Про авцом решения о про аже Акций (как этот термин опре елен ниже) в соответствии с условиями (The Seller and the Purchaser are hereinafter jointly referred to as the “Parties”, and individually as a “Party”). WHEREAS, as a result of the Seller`s decision to sell the Shares (as defined below) pursuant to the terms of the Tender Offer Memorandum dated October 31, 2016 1 Необхо имо заполнить соответствующую в зависимости от того является ли про авец юри ическим лицом или нет. 2 You need to fill in the relevant columns depending on whether the seller is a legal entity or not. Individuals and legal entities – Register 1

Меморандума от 31 октября 2016 г. («**Меморандум**»), заявкой Продавца и объявлением результатов Программы приобретения, Продавец обязан продать Акции Покупателю, а Покупатель обязан приобрести Акции у Продавца;

(the "**Tender Offer Memorandum**"), the Common Stock Letter of Transmittal filed by the Seller and announcement of the results of the tender offer, the Seller is obliged to sell the Shares to the Purchaser and the Purchaser is obliged to purchase the Shares from the Seller;

ПОСТОЛЬКУ Стороны подписывают настоящий договор («**Договор**») в соответствии с Меморандумом о нижеследующем:

NOW, THEREFORE, the Parties hereby execute this agreement (the "**Agreement**") pursuant to the Tender Offer Memorandum subject to the conditions thereof:

Статья 1 Предмет Договора

Clause 1 Subject matter of the Agreement

1.1 **Продавец** обязуется передать в собственность **Покупателя**, а **Покупатель** обязуется принять и оплатить следующие именные акции («**Акции**»):

- ***Тип Акций:*** акции обыкновенные именные;
- ***Эмитент:*** Публичное акционерное общество «Мобильные ТелеСистемы», учрежденное в соответствии с законодательством Российской Федерации, ОГРН 1027700149124, с местом нахождения по адресу: Российская Федерация, 109147, г. Москва, ул. Марксистская, д. 4;
- Номинальная стоимость одной Акции: 0,1 руб.;
- Государственный регистрационный номер выпуска Акций: 1-01-04715-А[3];
- ***Количество Акций:*** _______ (________).

1.1 The Seller shall sell and transfer to the Purchaser and the Purchaser shall accept and purchase, the following securities (hereinafter referred to as "**Shares**") :

- ***Type of Shares***: common registered shares;
- ***Issuer***: Public Joint Stock Company Mobile TeleSystems, established under the laws of the Russian Federation, located at: 4 Marksistskaya street, Moscow, 109147, Russian Federation, with main state registration number (OGRN) 1027700149124;
- Nominal value of each Share: 0.1 Ruble;
- State registration number of the Share issue: 1-01-04715-A;
- ***Number of Shares:*** _______ (________).

1.2 **Покупатель** обязуется уплатить **Продавцу** покупную цену в размере ______________ (___________) рублей за одну Акцию. Общая покупная цена Акций составляет ______________ (___________) рублей («**Общая цена**»).

1.2 The **Purchaser** shall pay to the **Seller** the purchase price in the amount of ______________ (___________) rubles. The total purchase price equals ______________ (___________) rubles (the "**Total Price**").

Статья 2 Обязательства Сторон

Clause 2 Transfer of title to the Shares

2.1 **Покупатель** обязуется:

2.1.1 Уплатить Продавцу Общую цену не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с момента зачисления Акций на лицевой счет Покупателя в реестре владельцев ценных бумаг Эмитента («**Реестр**»), указанный в п. 6.2 Договора. Оплата Акций осуществляется в рублях путем перечисления суммы Общей цены на счет Продавца в уполномоченном банке, указанный в п. 6.1 Договора, либо, в случае, указанном в п. 2.2 ниже, на счет Продавца, указанный в письменном уведомлении Продавца Покупателю. При этом осуществление платежей в счет оплаты Акций Акционерным обществом «Независимая регистраторская компания», выступающим в качестве «платежного агента» Покупателя, является надлежащим исполнением обязательств Покупателя по настоящему Договору.

2.1 The **Purchaser** shall:

2.1.1 Pay to the Seller the Total Price by no later than on the 5th (fifth) Russian business day following the date when the Shares are credited to the Purchaser's account with the register of the Issuer's share owners (the "**Register**") indicated in Clause 6.2 hereof. The payment of the Total Price is to be made in rubles by wire transfer to the Seller's account in an authorized bank, details of which are set forth in Clause 6.1 hereof, or, in the case set forth in Clause 2.2, to the account notified by the Seller to the Purchaser in writing. Transfers of payments for the Shares by Joint Stock Company "Independent Registrar Company", acting as the Purchaser's "payment agent", shall herewith be deemed proper discharge of the Purchaser's obligations hereunder.

2.2 Продавец подтверждает, что реквизиты банковского счета в уполномоченном банке, указанные в п. 6.1 настоящего Договора, являются точными и верными. Покупатель не несет ответственности за неисполнение или ненадлежащее

2.2 The Seller confirms that the details of the bank account in an authorized bank specified in Clause 6.1 hereof are true and correct. The Purchaser shall not be liable for the failure to perform or improper performance of the obligation to pay for the Shares if

[3] TBC

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исполнение обязанности по оплате Акций, если такое неисполнение или ненадлежащее исполнение явилось следствием любой ошибки, опечатки, неверного указания в реквизитах счета Продавца, указанных в п. 6.1 настоящего Договора, а также невозможности зачисления средств в оплату Акций на счет Продавца, указанный в п. 6.1, по любой причине, не зависящей от Покупателя или Продавца. В случае невозможности зачисления средств в оплату Акций на счет, реквизиты которого указаны в п. 6.1 (в том числе в связи с ошибками в реквизитах счета), Стороны могут согласовать уточнение реквизитов банковского счета, на который должны быть перечислены средства в счет оплаты Акций, при этом обязанность по предоставлению правильных реквизитов банковского счета в любом случае несет Продавец. Корректные реквизиты банковского счета должны быть указаны Продавцом Покупателю в уведомлении, составленном в письменной форме.

such failure to perform or improper performance is caused by an error, misprint or inaccuracy in the Seller's bank account details set forth in Clause 6.1 hereunder, or if funds in payment for the Shares cannot be credited to the Seller's account set forth in Clause 6.1 for any reason whatsoever beyond the control of the Purchaser or the Seller. In the event that funds in payment for the Shares cannot be credited to the Seller's account set forth in Clause 6.1 (including for reasons of incorrect notification of bank account details), the Parties may clarify the details of the bank account to which funds should be credited in payment for the Shares, and in such case the responsibility for advising the correct bank account details shall in any event lie with the Seller. The Seller shall provide correct bank account details in a written notification from the Seller to the Purchaser.

2.3 **Продавец** обязуется:

2.3 The **Seller** undertakes:

2.3.1 Зачислить Акции на лицевой счет Покупателя в Реестре, указанный в п. 6.2 Договора, не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора, в том числе выполнить все действия, необходимые для такого зачисления, в том числе надлежащим образом оформить и передать регистратору Эмитента, Акционерному обществу «Независимая регистраторская компания» («**Регистратор**»), распоряжение о списании (зачислении) ценных бумаг по форме Регистратора, содержащее указание Продавца Регистратору о списании Акций с лицевого счета Продавца в Реестре и зачислении Акций на лицевой счет Покупателя в Реестре, реквизиты которого указаны в п. 6.2 Договора, с указанием в основании для передачи Акций реквизитов настоящего Договора, а также реквизитов лицевого счета Покупателя в Реестре, указанных в п. 6.2 Договора.

2.3.1 To credit the Shares to the Purchaser's personal account with the Register set out in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, including, without limitation, to perform all actions required to effect such crediting of the Shares, including, without limitation, to properly execute, sign and deliver to Joint Stock Company "Independent Registrar Company" (the "**Registrar**"), a transfer order (executed in accordance with the form provided by the Registrar) to debit (credit) the Shares from the Seller's personal account with the Register to the Purchaser's personal account with the Register set out in Clause 6.2 hereof, indicating in such transfer order details of this Agreement as well as details of the Purchaser's personal account with the Register set out in Clause 6.2 hereof.

2.3.2 С момента подписания Договора не производить никаких действий, направленных на (i) обременение или (ii) отчуждение Акций в пользу любого третьего лица, кроме Покупателя.

2.3.2 Starting with the date hereof not to perform any actions aimed at (i) placing an encumbrance on or (ii) effecting a transfer of the Shares to any third party other than the Purchaser.

2.4 Настоящий Договор и обязательства Покупателя, предусмотренные настоящим Договором, имеют силу при соблюдении следующих условий или отказа Покупателя от права требовать их соблюдения по его собственному усмотрению: (i) надлежащее подписание настоящего Договора Продавцом в приемлемой для Покупателя (по его собственному усмотрению) форме и (ii) выполнение Продавцом своих обязательств, предусмотренных настоящим Договором, включая, но не ограничиваясь, обязательства по зачислению Акций на лицевой счет Покупателя в Реестре, указанный в п. 6.2 Договора, не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора в соответствии с п. 2.3.1 Договора в приемлемой для Покупателя (по его собственному усмотрению) форме. Вне зависимости от того, были ли выполнены условия настоящего

2.4 This Agreement and the obligations of the Purchaser set out herein shall be conditional on the following conditions being satisfied, or waived by the Purchaser in its absolute discretion: (i) the proper execution of this Agreement by the Seller to the satisfaction of the Purchaser in its absolute discretion and (ii) the performance by the Seller of its obligations set out herein, including but not limited to its obligations under Clause 2.3.1 hereof to credit the Shares to the Purchaser's account with the Register set forth in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, to the satisfaction of the Purchaser in its absolute discretion. The following provisions shall continue to have effect, notwithstanding failure to waive or satisfy the conditions set out in this Clause 2.4 hereof: (i) Clause 4 (Governing Law and Dispute Resolution)

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п. 2.4 Договора и отказался ли Покупатель от права требовать соблюдения данных условий, следующие положения настоящего Договора продолжают действовать: (i) Статья 4 (Применимое право и порядок рассмотрения споров) и (ii) Статья 5 (Прочие условия).

and (ii) Clause 5 (Miscellaneous).

2.5 В дополнение к правам, предусмотренным в п. 2.4 настоящего Договора, если Акции не зачислены на лицевой счет Покупателя в Реестре, указанный в п. 6.2. Договора, не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора, Покупатель вправе (но не обязан) в одностороннем порядке отказаться от исполнения настоящего Договора, письменно уведомив об этом Продавца. Односторонний отказ вступает в силу и настоящий Договор считается прекращенным (расторгнутым) (во внесудебном порядке) с момента отправления Покупателем Продавцу письменного уведомления об отказе по адресу, указанному в п. 6.1 Договора.

2.5 In addition to the rights set forth in Clause 2.4 hereof, if the Shares are not credited to the Purchaser's personal account with the Register indicated in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, the Purchaser shall be entitled (but not obliged) to unilaterally terminate this Agreement by notice in writing to the Seller. Unilateral termination becomes effective and the Agreement is considered to have ceased (been terminated) (without application to court) at the time when the Purchaser dispatches to the Seller a written notice of termination at the address stated in Clause 6.1 hereof.

Статья 3 Заверения и Гарантии

Clause 3 Representations and Warranties

3.1 Настоящим Продавец заверяет и гарантирует, что (i) Акции, указанные в п. 1.1 Договора, принадлежат ему на праве собственности, полностью оплачены, свободны от каких-либо ограничений на передачу, обременений, а также от любых прав и притязаний, залогов (фиксированных или плавающих), ипотеки, залоговых прав, обеспечений, прав удержания, опционов, прав покупки, прав продажи, закладных, доверительного управления, прав на зачет или иных прав или интересов третьих лиц (юридических или по праву справедливости), включая сохранение за собой или удержание какого-либо права, титула, преимущественного права, права на уступку посредством обеспечения или любого иного обеспечения любого вида, созданного или возникшего любым образом, или любых иных договоров, договоренностей или соглашений (включая соглашения о последующем выкупе), имеющих аналогичный эффект, не находятся под арестом и не являются предметом судебных или иных разбирательств; (ii) в случае, если Продавец является физическим лицом и состоит в браке (или состоял в браке и Акции являются имуществом, приобретенным Продавцом в браке), Продавец заверяет и гарантирует, что он (она) получил(-а) письменное согласие супруга(-ги) или бывшего супруга(-ги) на совершение сделок, предусмотренных настоящим Договором, и обязуется незамедлительно предоставить такое согласие Покупателю.

3.1 The Seller hereby represents and warrants to the Purchaser that (i) it is the legal owner of the Shares and that the Shares specified in Clause 1.1 hereof are fully paid, free from any restriction on transfer, encumbrance, rights and claims, charge (fixed or floating), mortgage, security, pledge, lien, option, equity, power of sale, hypothecation, trust, right of set off or other third party right or interest (legal or equitable), including any reservation or retention of title, right of pre-emption, right of first refusal, assignment by way of security or any other security interest of any kind, howsoever created or arising or any other agreement or arrangement, including a sale and repurchase agreement, having a similar effect, attachments, court, administrative, arbitration or out-of-court dispute; (ii) in the event that the Seller is an individual and is married (or was married and the Shares were acquired by the Seller during the time the Seller was married), the Seller represents and warrants that he / she has received written consent of his / her spouse or former spouse to consummate the transactions set forth in this Agreement and undertakes to promptly furnish such consent to the Purchaser.

3.2 Настоящим Продавец заверяет и гарантирует, что он прочитал Меморандум, а также иные документы в отношении Предложения Покупателя направлять предложения о продаже Акций, осуществляемого в соответствии с условиями Меморандума, и полностью понимает содержание указанных документов, а также условия предложения Покупателя, содержащиеся в Меморандуме.

3.2 The Seller hereby represents and warrants that it has read the Tender Offer Memorandum and other documents relating to the Tender Offer by the Purchaser made in accordance with the Tender Offer Memorandum and fully understands the contents of these documents as well as the terms and conditions of the Tender Offer set out in the Tender Offer Memorandum.

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3.3 Настоящим Продавец заверяет, гарантирует и подтверждает, что (i) он является полностью дееспособным, (ii) заключает настоящий Договор по своей воле, (iii) при заключении настоящего Договора не находится под влиянием угрозы, насилия или неблагоприятных обстоятельств, (iv) у него отсутствуют какие-либо заблуждения относительно Покупателя, природы настоящего Договора, любых существенных качеств Акций, а также что (v) Продавец полностью понимает значение своих действий и последствия, возникающие для него в результате заключения настоящего Договора.

3.3 The Seller hereby represents, warrants and confirms that (i) it has full legal capacity, (ii) it is entering into this Agreement of its own free will, (iii) it is not under the influence of threats, violence or adverse circumstances upon entering into this Agreement, (iv) it is not under any misapprehensions as to the Purchaser, the nature of this Agreement, or any material qualities of the Shares, and that (v) the Seller is fully aware of the meaning of his actions and the consequences arising for him as a result of entry into this Agreement.

3.4 Продавец также заверяет и гарантирует, что ни Покупатель, ни Публичное акционерное общество «Мобильные ТелеСистемы», ни их Советы директоров, ни JPMorgan Chase Bank N.A., ни Общество с ограниченной ответственностью «НРК Фондовый Рынок», ни Акционерное общество «Независимая регистраторская компания», ни Дилер менеджер (как этот термин определен в Меморандуме), ни Информационный агент (как этот термин определен в Меморандуме), ни их консультанты или какие-либо иные лица не давали Продавцу каких-либо рекомендаций о предложении Акций к продаже в соответствии с условиями Меморандума.

3.4 The Seller hereby also represents and warrants that none of Public Joint Stock Company MobileTelesystems, the Purchaser, their respective Boards of Directors, JPMorgan Chase Bank N.A., Limited Liability Company "NRC Stock Market", Joint Stock Company "Independent Registrar Company", the Dealer Manager (as defined in the Tender Offer Memorandum), the Information Agent (as defined in the Tender Offer Memorandum), the professional advisors of each or any other person, made any recommendation to the Seller as to whether to tender or not to tender Shares in accordance with the Tender Offer Memorandum.

3.5 Каждая из Сторон Договора заверяет и гарантирует, что (i) она должным образом учреждена и существует в соответствии с законодательством страны учреждения (если является юридическим лицом); (ii) ею получены все согласия и одобрения (в том числе, при необходимости, государственных органов и иных третьих лиц, включая, в отношении Продавца, если применимо, супруга (супругу) или бывшего супруга (супругу) Продавца), необходимые для заключения и исполнения Договора и предусмотренных им сделок (при этом Продавец обязуется предоставить Покупателю такие согласия и одобрения (или подтверждение того, что таких согласий и одобрений не требуется)); (iii) заключение и исполнение Договора и предусмотренных им сделок не является и не будет являться нарушением ранее заключенных договоров и соглашений, какого-либо нормативного либо ненормативного акта, решения, приказа, постановления или иного акта государственного органа, решения, определения, постановления или иного акта суда любого государства, третейского суда или арбитража, распространяющих свое действие на соответствующую Сторону. Покупатель также подтверждает, что заключение и исполнение Договора не будет являться нарушением учредительных документов Покупателя.

3.5 Each of the Parties hereby represents and warrants to the other Party that (i) it is duly incorporated and existing pursuant to the legislation of the country of its incorporation (if it is a legal entity); (ii) it has received all consents and approvals (including, if required, of state authorities and any other third parties including, with respect to the Seller and to the extent applicable, the Seller's spouse or former spouse) required to execute and perform this Agreement and transactions contemplated hereby (provided that the Seller agrees to furnish to the Purchaser such consents and approvals (or evidence that these are not required); (iii) the execution and performance of this Agreement as well as of the transactions contemplated hereby does not and will not conflict with any agreements to which such Party is a party, violate any law (regulatory act) or non-normative act, resolution, order, decision or other act of any state authority, decision, order, writ or other act of a court of any jurisdiction, court of arbitration or arbitration panel applicable to the respective Party. The Purchaser also represents and warrants that the execution and performance of this Agreement will not violate any provisions of the foundation documents of the Purchaser.

3.6 Настоящим Продавец заверяет, гарантирует и подтверждает, что (a) он не является Лицом, находящимся под санкциями (кроме как исключительно в силу включения его или контролирующих его лиц в: (i) последнюю редакцию «Идентификационного списка отраслевых санкций» (который по состоянию на дату настоящего Договора

3.6 The Seller hereby represents, warrants and confirms to the Purchaser that: (a) it is not a Sanctioned Person (other than solely by virtue of its or its controlling persons' inclusion in: (i) the most current "Sectoral Sanctions Identifications" list (which as of the date hereof can be found at: http://www.treasury.gov/resource-

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размещен по адресу в сети Интернет: http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/ssi_list.aspx) («**Список SSI**»), (ii) Приложения III, IV, V и VI Регламента Совета ЕС № 833/2014, с изменениями и дополнениями, внесенными Регламентом Совета ЕС № 960/2014 («**Приложения ЕС**»), или (iii) иной перечень, составляемый Санкционным органом, сходный со Списком SSI и Приложениями ЕС); (b) он не выступает от имени или в интересах Лица, находящегося под санкциями, и (с) он не будет прямо или косвенно использовать средства, полученные от продажи Акций, для финансирования или предоставления денежных средств (прямо или косвенно) какому-либо Лицу, находящемуся под санкциями, или в его интересах, в той степени, в какой такое финансирование или предоставление денежных средств запрещено Санкциями.

center/sanctions/SDN-List/Pages/ssi_list.aspx) (the "**SSI List**"), (ii) Annexes III, IV, V and VI of Council Regulation No.833/2014, as amended by Council Regulation No.960/2014 (the "**EU Annexes**"), or (iii) any other list maintained by a Sanctions Authority, with similar effect to the SSI List or the EU Annexes); (b) it is not acting on behalf, or for the benefit, of a Sanctioned Person; and (c) it will not use, directly or indirectly, the proceeds received by it from the sale of its Shares for the purpose of financing or making funds available directly or indirectly to or for the benefit of any Sanctioned Person, to the extent such financing or provision of funds be prohibited by Sanctions.

3.7 Для целей п. 3.6 Договора термин «**Лицо, находящееся под санкциями**» означает любое лицо: (a) внесенное или (насколько право собственности или контроль распространяет на него действие соответствующих санкций по применимому праву или разъяснениям регулирующих органов) находящееся во владении или под контролем лица, указанного (i) в последней редакции перечня «Лиц особых категорий и заблокированных лиц» (который по состоянию на дату настоящего Договора размещен по адресу в сети Интернет: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf) или (ii) в последней редакции «Единого перечня лиц, групп и организаций, находящихся под финансовыми санкциями ЕС» (который по состоянию на дату настоящего Договора размещен по адресу в сети Интернет: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm), или (b) по иным основаниям находящееся под Санкциями.

3.7 For the purposes of Clause 3.6 hereof a "**Sanctioned Person**" means any person: (a) that is or (to the extent ownership or control subjects it to the relevant sanctions under applicable law or regulatory guidance) is owned or controlled by a person that is, described or designated in (i) the most current "Specially Designated Nationals and Blocked Persons" list (which as of the date hereof can be found at: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf) or (ii) the most current "Consolidated list of persons, groups and entities subject to EU financial sanctions" (which as of the date hereof can be found at: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm); or (b) that is otherwise the subject of any Sanctions.

3.8 Для целей п. 3.6 Договора термин «**Санкции**» означает любые экономические, финансовые и торговые санкции, законодательство, положения и ограничительные меры (в том числе, во избежание сомнений, любые санкции и меры, имеющие отношение к эмбарго или замораживанию активов), принятые, введенные, наложенные или установленные в то или иное время со стороны США (в том числе по Положениям Управления по контролю за иностранными активами Министерства финансов США), ООН, Европейского Союза, каждого государства-члена Европейского Союза, Швейцарии, Великобритании и уполномоченных государственных органов и официальных учреждений какой-либо из указанных стран и организаций, в каждом случае с изменениями и дополнениями и в новой редакции, которые могут быть внесены и приняты время от времени.

3.8 For the purposes of Clause 3.6 hereof "**Sanctions**" means any economic, financial or trade sanctions, laws, regulations, or restrictive measures (including, for the avoidance of doubt, any sanctions or measures relating to any particular embargo or asset freezing) enacted, administered, imposed or enforced from time to time by the US, including the OFAC Regulations, the United Nations, the European Union, each Member State of the European Union, Switzerland, United Kingdom or the competent governmental agencies or official institutions of any of these countries and organizations, each as amended, supplemented or substituted from time to time.

3.9 Для целей п. 3.6 Договора термин «**Санкционный орган**» означает (a) Совет безопасности ООН и (b) соответствующие государственные органы и учреждения США, Великобритании, Европейского Союза и государств-

3.9 For the purposes of Clause 3.6 hereof a "**Sanctions Authority**" means (a) the Security Council of the United Nations; and (b) the respective governmental institutions and agencies of the US, the United Kingdom, the European Union or a member

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членов Европейского Союза, в том числе, помимо прочего, Управление по контролю за иностранными активами Министерства финансов США, Государственный департамент США, Министерство торговли США и Министерство финансов Великобритании, или (с) иной аналогичный государственный или регулирующий орган, учреждение или ведомство, уполномоченное в сфере экономических, финансовых или торговых санкций.

state of the European Union including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury, the United States Department of State, the United States Department of Commerce and Her Majesty's Treasury, or (c) any other equivalent governmental or regulatory authority, institution or agency which administers economic, financial or trade sanctions.

Статья 4 Применимое право и порядок разрешения споров

4.1 Настоящий Договор и внедоговорные обязательства, возникающие из него или в связи с ним, регулируются и толкуются в соответствии с правом Российской Федерации.

4.2 Все споры, разногласия или требования, возникающие из Договора или в связи с ним, в том числе касающиеся его исполнения, нарушения, прекращения или недействительности, подлежат разрешению в Арбитражном суде города Москвы, а если спор относится к исключительной подведомственности судов общей юрисдикции - по месту нахождения ответчика.

Clause 4 Governing Law and Dispute Resolution

4.1 This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Russian Federation.

4.2 Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including any question relating to its performance, breach, termination or invalidity, shall be referred to the Moscow Citi Arbitration Court or in case the dispute exclusively relates to the courts of general jurisdiction - according to the defendant's territory jurisdiction.

Статья 5 Прочие условия

5.1 Право собственности на Акции переходит от Продавца к Покупателю с момента зачисления Акций на лицевой счет Покупателя в Реестре. Одновременно с переходом права собственности на Акции к Покупателю переходят все права, закреплённые Акциями, в том числе право голоса и право на получение дивидендов.

5.2 Расходы, связанные со списанием Акций с лицевого счета Продавца в Реестре и зачислением Акций на лицевой счет Покупателя в Реестре, указанный в п. 6.2. Договора, несет Покупатель.

5.3 Договор действует до момента исполнения Сторонами всех обязательств по Договору. Все изменения и дополнения к Договору действительны, если они совершены в письменной форме и подписаны уполномоченными представителями Сторон.

5.4 Ни одна из Сторон не вправе уступать свои права и обязательства по настоящему Договору без письменного согласия другой Стороны.

5.5 Настоящий договор составлен на русском и английском языках в двух экземплярах, имеющих равную юридическую силу, по одному для каждой из Сторон.

5.6 В случае разночтений между текстами Договора на английском и русском языках преимущественную силу имеет версия Договора на русском языке.

Clause 5 Miscellaneous

5.1 Title to the Shares shall be transferred from the Seller to the Purchaser as of the moment when the Shares are credited to the Purchaser's personal account with the Register. Transfer of all rights attaching to the Shares, including, but not limited to, as to voting and distributions, shall occur simultaneously with the transfer of the title to the Shares.

5.2 Costs of debiting of the Shares from the Seller's personal account with the Register and crediting of the Shares to the personal account of the Purchaser with the Register indicated in Clause 6.2 herein are borne by the Purchaser.

5.3 This Agreement remains in force until full performance by the Parties of their respective obligations hereunder. Any change or modification to this Agreement shall be subject to consent of both Parties and shall be executed in writing.

5.4 Neither Party shall be entitled to assign its rights and obligations hereunder to any third party without written consent of the other Party.

5.5 This Agreement has been executed in two original counterparts, each in Russian and in English (one original copy for each Party), each having equal legal force.

5.6 In case of any discrepancies between the Russian and English versions, the Russian version of the Agreement shall prevail.

Статья 6 Реквизиты и Подписи Сторон

6.1 Банковские реквизиты Продавца:

Реквизиты банковского счета для перевода Общей цены:

Clause 6 Details of the Parties

6.1 Bank details of the Seller:

Details of the bank account for transfer of the Total Price:

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Получатель: ______________________________
________________________________________
Наименование банка: ______________________
________________________________________
Наименование отделения банка (при наличии):
________________________________________
Адрес места нахождения банка:
________________________________________
Корреспондентский счет:
________________________________________
Лицевой счет:
________________________________________
Расчетный счет:
________________________________________
БИК: ____________________________________
ИНН: ____________________________________
КПП: ____________________________________

Адрес для корреспонденции:
________________________________________
________________________________________

Recipient name: __________________________
________________________________________
Bank name: ______________________________
________________________________________
Name of Bank Branch:
________________________________________
Bank's Address:
________________________________________
Correspondent Account:
________________________________________
Personal Account:
________________________________________
Current Account:
________________________________________
BIC: ____________________________________
INN : ____________________________________
KPP: ____________________________________

Address for correspondence:
________________________________________
________________________________________

6.2 Реквизиты лицевого счета Покупателя в Реестре (для указания в распоряжении о списании (зачислении) ценных бумаг):

Лицо, принимающее ценные бумаги:

Номер лицевого счета: **5037001436**.

Вид лицевого счета: владелец.

Полное наименование: ОБЩЕСТВО С ОГРАНИЧЕННОЙ ОТВЕТСТВЕННОСТЬЮ «СТРИМ ДИДЖИТАЛ».

Номер, дата государственной регистрации: 5157746197791; 22.12.2015.

6.3 Адрес Покупателя для корреспонденции:

________________________________________

Вниманию:

________________________________________

Копия:
Лэйтам энд Уоткинс ЛЛП
Россия,
Москва, 125047,
ул. Гашека, 6
Дукат III, 5 этаж, офис 510

6.2 Details of the personal (*litsevoi*) account of the Purchaser with the Register (for indication in the transfer order):

The person accepting the securities:

Number of personal (litsevoi) account: **5037001436**

Type of account: securityholder.

Full name of owner of the personal account – STREAM DIGITAL, LLC

Registration number and date of state registration: 5157746197791; 22.12.2015.

6.3 The Purchaser's address for correspondence:

________________________________________

Attention:

________________________________________

Copy to:
Latham & Watkins LLP
6 Gasheka Str.,
Moscow, 125047,
Russia
Ducat III, 5th Floor, Suite 510

**В СВИДЕТЕЛЬСТВО ЧЕГО** настоящий Договор был подписан уполномоченными представителями Сторон в день и год, указанные в начале Договора.

**IN WITNESS WHEREOF**, the Parties have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first hereinabove written.

**От имени Продавца**

________________________________________
Ф.И.О.:

**On behalf of the Seller**

________________________________________
Name:

**От имени Покупателя**

________________________________________
Ф.И.О.:
Должность:

**On behalf of the Purchaser**

________________________________________
Name:
Position:

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Форма договора купли-продажи акций для использования акционерами – физическими лицами или юридическими лицами, Обыкновенные акции которых учитываются на счетах депо в депозитарии. Порядок подписания договора установлен в инструкции к Заявке на продажу Обыкновенных акций и Меморандуме. В случае внесения в настоящую форму изменений измененная версия будет немедленно размещена на настоящем сайте (http://www.company.mts.ru/comp/ir/programma/).

Proforma share purchase agreement for individuals or legal entities, whose Common Shares are registered with a depo account at a depository. The execution procedure is described in the Instructions to the Common Shares Letter of Transmittal and the Tender Offer Memorandum. In case any amendments are introduced to this Proforma, an amended version will be promptly placed on this web-site (http://www.mtsgsm.com/information/program/).

ДОГОВОР КУПЛИ-ПРОДАЖИ АКЦИЙ № ___ / SHARE PURCHASE AGREEMENT No. ___

Настоящий договор купли-продажи акций заключен «____»______________ 2016 г. между:

Гражданином/гражданкой (Ф.И.О. полностью): ____, паспорт серии _______ № ____________ выдан ____ ______________, зарегистрированным(-ой) по адресу: ____________________________________, дата и место рождения ________________________, именуемым в дальнейшем «**Продавец**», с одной стороны,

ИЛИ[1]

____________________, юридическим лицом, учрежденным и действующим в соответствии с законодательством ______________________, с местом нахождения по адресу:_____________________, в лице _______________, действующего на основании _______________, именуемым в дальнейшем «**Продавец**», с одной стороны,

и

Обществом с ограниченной ответственностью «Стрим Диджитал», юридическим лицом, учрежденным и действующим в соответствии с законодательством Российской Федерации, с регистрационным номером 5157746197791, имеющим зарегистрированный офис по адресу: Российская Федерация, г. Москва, ул. Щепкина, дом 51/4, стр. 2 (129110), в лице Общества с ограниченной ответственностью «НРК Фондовый Рынок» (лицензия профессионального участника рынка ценных бумаг на осуществление брокерской деятельности №045-13679-100000 от 21 июня 2012 года), действующего на основании доверенности от «____» _____________ 2016 г., в лице ___________________, действующего на основании ___________________, именуемой в дальнейшем «**Покупатель**», с другой стороны,

(Продавец и Покупатель в дальнейшем совместно именуются «**Стороны**» и каждый по отдельности «**Сторона**»).

ПОСКОЛЬКУ в результате принятия Продавцом решения о продаже Акций (как этот термин

This share purchase agreement is made and entered into on ______________, 2016, by and between:

___________________________, a citizen of ______________________, passport series _________ No. ____________, registered at ____________________________________, date and place of birth ________________________, hereinafter referred to as the "**Seller**" on the one hand,

OR[2]

_______________, a legal entity incorporated and acting under the laws of ____________________, having its registered office at: ________________, represented by _____________, acting on the basis of _____________, hereinafter referred to as the "**Seller**" on the one hand,

and

Stream Digital, LLC, a legal entity incorporated and acting under the laws of the Russian Federation, registered under registration number 5157746197791, having its registered office at: 51/4, building 2, Shchepkina street, Moscow, Russian Federation, 129110, represented by Limited Liability Company "NRC Stock Market" (professional securities market participant license number №045-13679-100000 of June 21, 2012, authorising brokerage activities), acting on the basis of the power of attorney dated ______________, 2016, in turn represented by _____________, acting on the basis of ____________________, hereinafter referred to as the "**Purchaser**" on the other hand,

(The Seller and the Purchaser are hereinafter jointly referred to as the "**Parties**", and individually as a "**Party**").

WHEREAS, as a result of the Seller's decision to sell the Shares (as defined below) pursuant to the terms of

[1] Необходимо заполнить соответствующую в зависимости от того является ли продавец юридическим лицом или нет.
[2] You need to fill in the relevant columns depending on whether the seller is a legal entity or not.

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определен ниже) в соответствии с условиями Меморандума от 31 октября 2016 г. («**Меморандум**»), заявкой Продавца и объявлением результатов Программы приобретения, Продавец обязан продать Акции Покупателю, а Покупатель обязан приобрести Акции у Продавца;

ПОСТОЛЬКУ Стороны подписывают настоящий договор («**Договор**») в соответствии с Меморандумом о нижеследующем:

Статья 1 Предмет Договора

1.1 **Продавец** обязуется передать в собственность **Покупателя**, а **Покупатель** обязуется принять и оплатить следующие именные акции («**Акции**»):

- ***Тип Акций:*** акции обыкновенные именные;
- ***Эмитент:*** Публичное акционерное общество «Мобильные ТелеСистемы», учрежденное в соответствии с законодательством Российской Федерации, ОГРН 1027700149124, с местом нахождения по адресу: Российская Федерация, 109147, г. Москва, ул. Марксистская, д.4;
- Номинальная стоимость одной Акции: 0,1 руб.;
- Государственный регистрационный номер выпуска Акций: 1-01-04715-А[3];
- ***Количество Акций:*** _______ (________).

1.2 **Покупатель** обязуется уплатить **Продавцу** покупную цену в размере ______________ (____________) рублей за одну Акцию. Общая покупная цена Акций составляет ______________ (____________) рублей («**Общая цена**»).

Статья 2 Обязательства Сторон

2.1 **Покупатель** обязуется:

2.1.1 Уплатить Продавцу Общую цену не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с момента зачисления Акций на счет депо Покупателя, указанный в п. 6.2 Договора. Оплата Акций осуществляется в рублях путем перечисления суммы Общей цены на счет Продавца в уполномоченном банке, указанный в п. 6.1 Договора, либо, в случае, указанном в п. 2.2 ниже, на счет Продавца, указанный в письменном уведомлении Продавца Покупателю. При этом осуществление платежей в счет оплаты Акций Акционерным обществом «Независимая регистраторская компания», выступающим в качестве «платежного агента» Покупателя, является надлежащим исполнением обязательств Покупателя по настоящему Договору.

2.2 Продавец подтверждает, что реквизиты банковского счета в уполномоченном банке, указанные в п. 6.1 настоящего Договора, являются

the Tender Offer Memorandum dated October 31, 2016 (the "**Tender Offer Memorandum**"), the Common Stock Letter of Transmittal filed by the Seller and announcement of the results of the tender offer, the Seller is obliged to sell the Shares to the Purchaser and the Purchaser is obliged to purchase the Shares from the Seller;

NOW, THEREFORE, the Parties hereby execute this agreement (the "**Agreement**") pursuant to the Tender Offer Memorandum and subject to the conditions thereof:

Clause 1 Subject matter of the Agreement

1.1 The Seller shall sell and transfer to the Purchaser and the Purchaser shall accept and purchase, the following securities (hereinafter referred to as "**Shares**") :

- ***Type of Shares***: common registered shares;
- ***Issuer***: Public Joint Stock Company Mobile TeleSystems, established under the laws of the Russian Federation, located at: 4 Marksistskaya street, Moscow 109147, Russian Federation, with main state registration number (OGRN) 1027700149124;
- Nominal value of each Share: 0.1 Ruble;
- State registration number of the Share issue: 1-01-04715-A;
- ***Number of Shares:*** _______ (________).

1.2 The **Purchaser** shall pay to the **Seller** the purchase price in the amount of ______________ (____________)rubles. The total purchase price equals ______________ (____________) rubles (the "**Total Price**").

Clause 2 Transfer of title to the Shares

2.1 The **Purchaser** shall:

2.1.1 Pay to the Seller the Total Price by no later than on the 5th (fifth) Russian business day following the date when the Shares are credited to the Purchaser's depo account indicated in Clause 6.2 hereof. The payment of the Total Price is to be made in rubles by wire transfer to the Seller's account in an authorized bank, details of which are set forth in Clause 6.1 hereof, or, in the case set forth in Clause 2.2, to the account notified by the Seller to the Purchaser in writing. Transfers of payments for the Shares by Joint Stock Company "Independent Registrar Company", acting as the Purchaser's "payment agent", shall herewith be deemed proper discharge of the Purchaser's obligations hereunder.

2.2 The Seller confirms that the details of the bank account in an authorized bank specified in Clause 6.1 hereof are true and correct. The Purchaser shall not be

[3] TBC

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точными и верными. Покупатель не несет liable for the failure to perform or improper performance of the obligation to pay for the Shares if such failure to perform or improper performance is caused by an error, misprint or inaccuracy in the Seller’s bank account details set forth in Clause 6.1 hereunder, or if funds in payment for the Shares cannot be credited to the Seller’s account set forth in Clause 6.1 for any reason whatsoever beyond the control of the Purchaser or the Seller. In the event that funds in payment for the Shares cannot be credited to the Seller’s account set forth in Clause 6.1 (including for reasons of incorrect notification of bank account details), the Parties may clarify the details of the bank account to which funds should be credited in payment for the Shares, and in such case the responsibility for advising the correct bank account details shall in any event lie with the Seller. The Seller shall provide correct bank account details in a written notification from the Seller to the Purchaser. ответственности за неисполнение или ненадлежащее исполнение обязанности по оплате Акций, если такое неисполнение или ненадлежащее исполнение явилось следствием любой ошибки, опечатки, неверного указания в реквизитах счета Продавца, указанных в п. 6.1 настоящего Договора, а также невозможности зачисления средств в оплату Акций на счет Продавца, указанный в п. 6.1, по любой причине, не зависящей от Покупателя или Продавца. В случае невозможности зачисления средств в оплату Акций на счет, реквизиты которого указаны в п. 6.1 (в том числе в связи с ошибками в реквизитах счета), Стороны могут согласовать уточнение реквизитов банковского счета, на который должны быть перечислены средства в счет оплаты Акций, при этом обязанность по предоставлению правильных реквизитов банковского счета в любом случае несет Продавец. Корректные реквизиты банковского счета должны быть указаны Продавцом Покупателю в уведомлении, составленном в письменной форме. 2.3 2.3.1 Продавец обязуется: Перевести Акции на счет депо Покупателя, 2.3 The Seller undertakes: 2.3.1 To transfer the Shares to the Purchaser’s depo account set out in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, including, without limitation, to perform all actions required to effect such transfer of the Shares, including, without limitation, to furnish all documents and orders (instructions) to a depository (with which the Seller has a depo account where he holds the Shares) required for the transfer of the Shares to the Purchaser’s depo account set out in Clause 6.2 hereof, indicating in such transfer order details of this Agreement as well as details of the Purchaser’s depo account set out in Clause 6.2 hereof. указанный в п. 6.2 Договора не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора, в том числе выполнить все действия, необходимые для такого перевода, в том числе предоставить все документы и распоряжения (инструкции) депозитарию (в котором открыт счет депо Продавца для учета прав на Акции), необходимые для перевода Акций на счет депо Покупателя, реквизиты которого указаны в п. 6.2 Договора, с указанием в основании для передачи Акций реквизитов настоящего Договора, а также реквизитов счета депо Покупателя, указанных в п. 6.2 Договора. 2.3.2 С моментаподписания Договоране 2.3.2 Starting with the date hereof not to perform any actions aimed at (i) placing an encumbrance on or (ii) effecting a transfer of the Shares to any third party other than the Purchaser. производить никаких действий, направленных на (i) обременение или (ii) отчуждение Акций в пользу любого третьего лица, кроме Покупателя. 2.4 Настоящий Договор и обязательства настоящим 2.4 This Agreement and the obligations of the Покупателя, предусмотренные Purchaser set out herein shall be conditional on the following conditions being satisfied, or waived by the Purchaser in its absolute discretion: (i) the proper execution of this Agreement by the Seller to the satisfaction of the Purchaser in its absolute discretion and (ii) the performance by the Seller of its obligations set out herein, including but not limited to its obligations under Clause 2.3.1 hereof to transfer the Shares to the Purchaser’s depo account set forth in Clause 6.2 hereof by no later than on the 5th (fifth) Russian business day following the date of this Agreement, to the satisfaction of the Purchaser in its absolute discretion. The following provisions shall continue to have effect, notwithstanding failure to waive or satisfy the conditions set out in this Clause 2.4 hereof: (i) Clause 4 (Governing Law and Dispute Resolution) and (ii) Clause 5 (Miscellaneous). Договором, имеют силу при соблюдении следующих условий или отказа Покупателя от права требовать их соблюдения по его собственному усмотрению: (i) надлежащее подписание настоящего Договора Продавцом в приемлемой для Покупателя (по его собственному усмотрению) форме и (ii) выполнение Продавцом своих обязательств, предусмотренных настоящим Договором, включая, но не ограничиваясь, обязательства по переводу Акций на счет депо Покупателя, указанный в п. 6.2 Договора, не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора в соответствии с п. 2.3.1 Договора в приемлемой для Покупателя (по его собственному усмотрению) форме. Вне зависимости от того, были ли выполнены условия настоящего п. 2.4 Договора и отказался ли Покупатель от права требовать соблюдения данных условий, следующие положения настоящего Договора продолжают действовать: (i) Статья 4 3

(Применимое право и порядок рассмотрения споров) и (ii) Статья 5 (Прочие условия).

2.5 В дополнение к правам, предусмотренным в п. 2.4 настоящего Договора, если Акции не зачислены на счет депо Покупателя, указанный в п. 6.2. Договора, не позднее чем на 5-й (пятый) рабочий день в Российской Федерации с даты настоящего Договора, Покупатель вправе (но не обязан) в одностороннем порядке отказаться от исполнения настоящего Договора, письменно уведомив об этом Продавца. Односторонний отказ вступает в силу и настоящий Договор считается прекращенным (расторгнутым) (во внесудебном порядке) с момента отправления Покупателем Продавцу письменного уведомления об отказе по адресу, указанному в п. 6.1 Договора.

2.5 In addition to the rights set forth in Clause 2.4 hereof, if the Shares are not credited to the Purchaser's depo account indicated in Clause 6.2 herein by no later than on the 5th (fifth) Russian business day following the date of this Agreement, the Purchaser shall be entitled (but not obliged) to unilaterally terminate this Agreement by notice in writing to the Seller. Unilateral termination becomes effective and the Agreement is considered to have ceased (been terminated) (without application to court) at the time when the Purchaser dispatches to the Seller a written notice of termination at the address stated in Clause 6.1 hereof.

Статья 3 Заверения и Гарантии

3.1 Настоящим Продавец заверяет и гарантирует, что (i) Акции, указанные в п. 1.1 Договора, принадлежат ему на праве собственности, полностью оплачены, свободны от каких-либо ограничений на передачу, обременений, а также от любых прав и притязаний, залогов (фиксированных или плавающих), ипотеки, залоговых прав, обеспечений, прав удержания, опционов, прав покупки, прав продажи, закладных, доверительного управления, прав на зачет или иных прав или интересов третьих лиц (юридических или по праву справедливости), включая сохранение за собой или удержание какого-либо права, титула, преимущественного права, права на уступку посредством обеспечения или любого иного обеспечения любого вида, созданного или возникшего любым образом, или любых иных договоров, договоренностей или соглашений (включая соглашения о последующем выкупе), имеющих аналогичный эффект, не находятся под арестом и не являются предметом судебных или иных разбирательств; (ii) в случае, если Продавец является физическим лицом и состоит в браке (или состоял в браке и Акции являются имуществом, приобретенным Продавцом в браке), Продавец заверяет и гарантирует, что он (она) получил(-а) письменное согласие супруга(-ги) или бывшего супруга(-ги) на совершение сделок, предусмотренных настоящим Договором, и обязуется незамедлительно предоставить такое согласие Покупателю.

3.2 Настоящим Продавец заверяет и гарантирует, что он прочитал Меморандум, а также иные документы в отношении Предложения Покупателя направлять предложения о продаже Акций, осуществляемого в соответствии с условиями Меморандума, и полностью понимает содержание указанных документов, а также условия предложения Покупателя, содержащиеся в Меморандуме.

3.3 Настоящим Продавец заверяет, гарантирует и подтверждает, что (i) он является полностью дееспособным, (ii) заключает настоящий Договор по

Clause 3 Representations and Warranties

3.1 The Seller hereby represents and warrants to the Purchaser that (i) it is the legal owner of the Shares and that the Shares specified in Clause 1.1 hereof are fully paid, free from any restriction on transfer, encumbrance, rights and claims, charge (fixed or floating), mortgage, security, pledge, lien, option, equity, power of sale, hypothecation, trust, right of set off or other third party right or interest (legal or equitable), including any reservation or retention of title, right of pre-emption, right of first refusal, assignment by way of security or any other security interest of any kind, howsoever created or arising or any other agreement or arrangement, including a sale and repurchase agreement, having a similar effect, attachments, court, administrative, arbitration or out-of-court dispute; (ii) in the event that the Seller is an individual and is married (or was married and the Shares were acquired by the Seller during the time the Seller was married), the Seller represents and warrants that he / she has received written consent of his / her spouse or former spouse to consummate the transactions set forth in this Agreement and undertakes to promptly furnish such consent to the Purchaser.

3.2 The Seller hereby represents and warrants that it has read the Tender Offer Memorandum and other documents relating to the Tender Offer by the Purchaser made in accordance with the Tender Offer Memorandum and fully understands the contents of these documents as well as the terms and conditions of the Tender Offer set out in the Tender Offer Memorandum.

3.3 The Seller hereby represents, warrants and confirms that (i) it has full legal capacity, (ii) it is entering into this Agreement of its own free will, (iii) it

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своей воле, (iii) при заключении настоящего Договора не находится под влиянием угрозы, насилия или неблагоприятных обстоятельств, (iv) у него отсутствуют какие-либо заблуждения относительно Покупателя, природы настоящего Договора, любых существенных качеств Акций, а также что (v) Продавец полностью понимает значение своих действий и последствия, возникающие для него в результате заключения настоящего Договора.

is not under the influence of threats, violence or adverse circumstances upon entering into this Agreement, (iv) it is not under any misapprehensions as to the Purchaser, the nature of this Agreement, or any material qualities of the Shares, and that (v) the Seller is fully aware of the meaning of his actions and the consequences arising for him as a result of entry into this Agreement.

3.4 Продавец также заверяет и гарантирует, что ни Покупатель, ни Публичное акционерное общество «Мобильные ТелеСистемы», ни их Советы директоров, ни JPMorgan Chase Bank N.A., ни Общество с ограниченной ответственностью «НРК Фондовый Рынок», ни Акционерное общество «Независимая регистраторская компания», ни Дилер менеджер (как этот термин определен в Меморандуме), ни Информационный агент (как этот термин определен в Меморандуме), ни их консультанты или какие-либо иные лица не давали Продавцу каких-либо рекомендаций о предложении Акций к продаже в соответствии с условиями Меморандума.

3.4 The Seller hereby also represents and warrants that none of Public Joint Stock Company MobileTelesystems, the Purchaser, their respective Boards of Directors, JPMorgan Chase Bank N.A., Limited Liability Company "NRC Stock Market", Joint Stock Company "Independent Registrar Company", the Dealer Manager (as defined in the Tender Offer Memorandum), the Information Agent (as defined in the Tender Offer Memorandum), the professional advisors of each or any other person, made any recommendation to the Seller as to whether to tender or not to tender Shares in accordance with the Tender Offer Memorandum.

3.5 Каждая из Сторон Договора заверяет и гарантирует, что (i) она должным образом учреждена и существует в соответствии с законодательством страны учреждения (если является юридическим лицом); (ii) ею получены все согласия и одобрения (в том числе, при необходимости, государственных органов и иных третьих лиц, включая, в отношении Продавца, если применимо, супруга (супругу) или бывшего супруга (супругу) Продавца), необходимые для заключения и исполнения Договора и предусмотренных им сделок (при этом Продавец обязуется предоставить Покупателю такие согласия и одобрения (или подтверждение того, что таких согласий и одобрений не требуется)); (iii) заключение и исполнение Договора и предусмотренных им сделок не является и не будет являться нарушением ранее заключенных договоров и соглашений, какого-либо нормативного либо ненормативного акта, решения, приказа, постановления или иного акта государственного органа, решения, определения, постановления или иного акта суда любого государства, третейского суда или арбитража, распространяющих свое действие на соответствующую Сторону. Покупатель также подтверждает, что заключение и исполнение Договора не будет являться нарушением учредительных документов Покупателя.

3.5 Each of the Parties hereby represents and warrants to the other Party that (i) it is duly incorporated and existing pursuant to the legislation of the country of its incorporation (if it is a legal entity); (ii) it has received all consents and approvals (including, if required, of state authorities and any other third parties including, with respect to the Seller and to the extent applicable, the Seller's spouse or former spouse) required to execute and perform this Agreement and transactions contemplated hereby (provided that the Seller agrees to furnish to the Purchaser such consents and approvals (or evidence that these are not required); (iii) the execution and performance of this Agreement as well as of the transactions contemplated hereby does not and will not conflict with any agreements to which such Party is a party, violate any law (regulatory act) or non-normative act, resolution, order, decision or other act of any state authority, decision, order, writ or other act of a court of any jurisdiction, court of arbitration or arbitration panel applicable to the respective Party. The Purchaser also represents and warrants that the execution and performance of this Agreement will not violate any provisions of the foundation documents of the Purchaser.

3.6 Настоящим Продавец заверяет, гарантирует и подтверждает, что (а) он не является Лицом, находящимся под санкциями (кроме как исключительно в силу включения его или контролирующих его лиц в: (i) последнюю редакцию «Идентификационного списка отраслевых санкций» (который по состоянию на дату настоящего Договора размещен по адресу в сети Интернет: http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/ssi_list.aspx) (**«Список SSI»**), (ii) Приложения III, IV, V и VI Регламента Совета ЕС

3.6 The Seller hereby represents, warrants and confirms to the Purchaser that: (a) it is not a Sanctioned Person (other than solely by virtue of its or its controlling persons' inclusion in: (i) the most current "Sectoral Sanctions Identifications" list (which as of the date hereof can be found at: http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/ssi_list.aspx) (the "**SSI List**"), (ii) Annexes III, IV, V and VI of Council Regulation No.833/2014, as amended by Council Regulation No.960/2014 (the "**EU Annexes**"), or

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№ 833/2014, с изменениями и дополнениями, внесенными Регламентом Совета ЕС № 960/2014 («**Приложения ЕС**»), или (iii) иной перечень, составляемый Санкционным органом, сходный со Списком SSI и Приложениями ЕС); (b) он не выступает от имени или в интересах Лица, находящегося под санкциями, и (c) он не будет прямо или косвенно использовать средства, полученные от продажи Акций, для финансирования или предоставления денежных средств (прямо или косвенно) какому-либо Лицу, находящемуся под санкциями, или в его интересах, в той степени, в какой такое финансирование или предоставление денежных средств запрещено Санкциями.

(iii) any other list maintained by a Sanctions Authority, with similar effect to the SSI List or the EU Annexes); (b) it is not acting on behalf, or for the benefit, of a Sanctioned Person; and (c) it will not use, directly or indirectly, the proceeds received by it from the sale of its Shares for the purpose of financing or making funds available directly or indirectly to or for the benefit of any Sanctioned Person, to the extent such financing or provision of funds be prohibited by Sanctions.

3.7 Для целей п. 3.66 Договора термин «**Лицо, находящееся под санкциями**» означает любое лицо: (a) внесенное или (насколько право собственности или контроль распространяет на него действие соответствующих санкций по применимому праву или разъяснениям регулирующих органов) находящееся во владении или под контролем лица, указанного (i) в последней редакции перечня «Лиц особых категорий и заблокированных лиц» (который по состоянию на дату настоящего Договора размещен по адресу в сети Интернет: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf) или (ii) в последней редакции «Единого перечня лиц, групп и организаций, находящихся под финансовыми санкциями ЕС» (который по состоянию на дату настоящего Договора размещен по адресу в сети Интернет: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm), или (b) по иным основаниям находящееся под Санкциями.

3.7 For the purposes of Clause 3.6 hereof a "**Sanctioned Person**" means any person: (a) that is or (to the extent ownership or control subjects it to the relevant sanctions under applicable law or regulatory guidance) is owned or controlled by a person that is, described or designated in (i) the most current "Specially Designated Nationals and Blocked Persons" list (which as of the date hereof can be found at: http://www.ustreas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf) or (ii) the most current "Consolidated list of persons, groups and entities subject to EU financial sanctions" (which as of the date hereof can be found at: http://eeas.europa.eu/cfsp/sanctions/consol-list/index_en.htm); or (b) that is otherwise the subject of any Sanctions.

3.8 Для целей п. 3.6 Договора термин «**Санкции**» означает любые экономические, финансовые и торговые санкции, законодательство, положения и ограничительные меры (в том числе, во избежание сомнений, любые санкции и меры, имеющие отношение к эмбарго или замораживанию активов), принятые, введенные, наложенные или установленные в то или иное время со стороны США (в том числе по Положениям Управления по контролю за иностранными активами Министерства финансов США), ООН, Европейского Союза, каждого государства-члена Европейского Союза, Швейцарии, Великобритании и уполномоченных государственных органов и официальных учреждений какой-либо из указанных стран и организаций, в каждом случае с изменениями и дополнениями и в новой редакции, которые могут быть внесены и приняты время от времени.

3.8 For the purposes of Clause 3.6 hereof "**Sanctions**" means any economic, financial or trade sanctions, laws, regulations, or restrictive measures (including, for the avoidance of doubt, any sanctions or measures relating to any particular embargo or asset freezing) enacted, administered, imposed or enforced from time to time by the US, including the OFAC Regulations, the United Nations, the European Union, each Member State of the European Union, Switzerland, United Kingdom or the competent governmental agencies or official institutions of any of these countries and organizations, each as amended, supplemented or substituted from time to time.

3.9 Для целей п. 3.6 Договора термин «**Санкционный орган**» означает (a) Совет безопасности ООН и (b) соответствующие государственные органы и учреждения США, Великобритании, Европейского Союза и государств-членов Европейского Союза, в том числе, помимо прочего, Управление по контролю за иностранными активами Министерства финансов США, Государственный департамент США, Министерство торговли США и Министерство финансов

3.9 For the purposes of Clause 3.6 hereof a "**Sanctions Authority**" means (a) the Security Council of the United Nations; and (b) the respective governmental institutions and agencies of the US, the United Kingdom, the European Union or a member state of the European Union including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury, the United States Department of State, the United States Department of Commerce and Her Majesty's Treasury, or (c) any

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Великобритании, или (c) иной аналогичный государственный или регулирующий орган, учреждение или ведомство, уполномоченное в сфере экономических, финансовых или торговых санкций.

Статья 4 Применимое право и порядок разрешения споров

4.1 Настоящий Договор и внедоговорные обязательства, возникающие из него или в связи с ним, регулируются и толкуются в соответствии с правом Российской Федерации.

4.2 Все споры, разногласия или требования, возникающие из Договора или в связи с ним, в том числе касающиеся его исполнения, нарушения, прекращения или недействительности, подлежат разрешению в Арбитражном суде города Москвы, а если спор относится к исключительной подведомственности судов общей юрисдикции - по месту нахождения ответчика.

Статья 5 Прочие условия

5.1 Право собственности на Акции переходит от Продавца к Покупателю с момента зачисления Акций на счет депо Покупателя. Одновременно с переходом права собственности на Акции к Покупателю переходят все права, закреплённые Акциями, в том числе право голоса и право на получение дивидендов.

5.2 Стороны несут расходы, связанные с переводом Акций со счета депо Продавца на счет депо Покупателя, указанный в п. 6.2. Договора, в соответствии с условиями осуществления депозитарной деятельности и тарифами депозитариев Сторон.

5.3 Договор действует до момента исполнения Сторонами всех обязательств по Договору. Все изменения и дополнения к Договору действительны, если они совершены в письменной форме и подписаны уполномоченными представителями Сторон.

5.4 Ни одна из Сторон не вправе уступать свои права и обязательства по настоящему Договору без письменного согласия другой Стороны.

5.5 Настоящий договор составлен на русском и английском языках в двух экземплярах, имеющих равную юридическую силу, по одному для каждой из Сторон.

5.6 В случае разночтений между текстами Договора на английском и русском языках преимущественную силу имеет версия Договора на русском языке.

Статья 6 Реквизиты и Подписи Сторон

6.1 Банковские реквизиты Продавца:

Реквизиты банковского счета для перевода Общей цены:

Получатель: ______________________________

____

Наименование банка: ______________________________

____

other equivalent governmental or regulatory authority, institution or agency which administers economic, financial or trade sanctions.

Clause 4 Governing Law and Dispute Resolution

4.1 This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Russian Federation.

4.2 Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including any question relating to its performance, breach, termination or invalidity, shall be referred to the Moscow Citi Arbitration Court or in case the dispute exclusively relates to the courts of general jurisdiction - according to the defendant's territory jurisdiction.

Clause 5 Miscellaneous

5.1 Title to the Shares shall be transferred from the Seller to the Purchaser as of the moment when the Shares are credited to the Purchaser's depo account. Transfer of all rights attaching to the Shares, including, but not limited to, as to voting and distributions, shall occur simultaneously with the transfer of the title to the Shares.

5.2 Costs of transfer of the Shares from the Seller's depo account to the Purchaser's depo account indicated in Clause 6.2 herein are borne by the Parties pursuant to the terms and conditions of depository activities and fee schedules of their respective depositories.

5.3 This Agreement remains in force until full performance by the Parties of their respective obligations hereunder. Any change or modification to this Agreement shall be subject to consent of both Parties and shall be executed in writing.

5.4 Neither Party shall be entitled to assign its rights and obligations hereunder to any third party without written consent of the other Party.

5.5 This Agreement has been executed in two original counterparts, each in Russian and in English (one original copy for each Party), each having equal legal force.

5.6 In case of any discrepancies between the Russian and English versions, the Russian version of the Agreement shall prevail.

Clause 6 Details of the Parties

6.1 Bank details of the Seller:

Details of the bank account for transfer of the Total Price:

Recipient name: ______________________________

____

Bank name: ______________________________

____

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Наименование отделения банка (при наличии):

____

Адрес места нахождения банка:

____

Корреспондентский счет:

____

Лицевой счет:

____

Расчетный счет:

____

БИК:______________________________

ИНН:______________________________

КПП: ______________________________

Адрес для корреспонденции:

____

____

____

____

6.2 Реквизиты счета депо Покупателя (для указания в соответствующем поручении (инструкции)):

Депозитарий: ООО «НРК Фондовый Рынок»

Полное наименование владельца счета депо: ОБЩЕСТВО С ОГРАНИЧЕННОЙ ОТВЕТСТВЕННОСТЬЮ "СТРИМ ДИДЖИТАЛ"

Номер счета депо: B00000066

Реквизиты депозитария ООО «НРК Фондовый Рынок» в НКО АО НРД (Небанковская кредитная организация акционерное общество «Национальный расчетный депозитарий»):

- Депонент: ООО «НРК Фондовый Рынок»
- Код депонента: MC0361700000
- Счет депо: ML1301290175
- Раздел счета депо: 70036170B00000066

В случае изменения реквизитов депозитария ООО «НРК Фондовый Рынок», указанных в настоящем Договоре, Продавец считается уведомленным о таких изменениях с момента размещения сообщения о таких изменениях в сети Интернет на сайте nrcreg.ru.

Регистрационные данные ОБЩЕСТВО С ОГРАНИЧЕННОЙ ОТВЕТСТВЕННОСТЬЮ «СТРИМ ДИДЖИТАЛ»: компания учреждена в соответствии с законодательством Российской Федерации, регистрационный номер 5157746197791, зарегистрирована 22.12.2015.

6.3 Адрес Покупателя для корреспонденции:

____

Вниманию:

____

Name of Bank Branch:

____

Bank's Address:

____

Correspondent Account:

____

Personal Account:

____

Current Account:

____

BIC:______________________________

INN : ______________________________

KPP: ______________________________

Address for correspondence:

____

____

____

____

6.2 Details of the depo account of the Purchaser with the Register (for indication in the transfer order):

Custodian: Limited Liability Company «NRC Stock Market»

Full name of owner of the depo account: STREAM DIGITAL, LLC

Depo account No: B00000066

Details of Limited Liability Company «NRC Stock Market» nominee account opened with NSD (National Settlement Depository):

- Nominee name: Limited Liability Company «NRC Stock Market»
- Nominee code: MC0361700000
- Depo account No: ML1301290175
- Sub-account No: 70036170B00000066

In the event that the details of Limited Liability Company «NRC Stock Market» specified herein have changed, the Seller shall be deemed notified of such changes upon posting of the respective notification on the web-site nrcreg.ru.

Registration Data of STREAM DIGITAL, LLC: incorporated in the Russian Federation, Registration No. 5157746197791, date of incorporation – 22.12.2015.

6.3 The Purchaser's address for correspondence:

____

Attention:

____

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Копия:

Лэйтам энд Уоткинс ЛЛП
Россия,
Москва, 125047,
ул. Гашека, 6
Дукат III, 5 этаж, офис 510

Copy to:

Latham & Watkins LLP
6 Gasheka Str.,
Moscow, 125047,
Russia
Ducat III, 5th Floor, Suite 510

**В СВИДЕТЕЛЬСТВО ЧЕГО** настоящий Договор был подписан уполномоченными представителями Сторон в день и год, указанные в начале Договора.

**IN WITNESS WHEREOF**, the Parties have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first hereinabove written.

**От имени Продавца**

______________________________
Ф.И.О.:

**On behalf of the Seller**

______________________________
Name:

**От имени Покупателя**

______________________________
Ф.И.О.:
Должность:

**On behalf of the Purchaser**

______________________________
Name:
Position:

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